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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2004

ASIA PAYMENT SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-30013	98-0204780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 5th Avenue
Suite 4100
Seattle, Washington 98104
(Address of principal executive offices)

(206) 447-1379
 (Registrant's telephone number, including area code)

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
Exhibit	Document Description

99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

Asia Payment Systems, Inc. announced today that it had signed a credit card processing services agreement with E-Charge Processing Services Corporation, a wholly owned subsidiary of E-Lux Corporation (JASDAQ #6811) of Japan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASIA PAYMENT SYSTEMS, INC. (Registrant)

Date: April 14, 2004	/s/ John Fraser
John Fraser, Vice-President and Principal Financial Officer